Exhibit 99.1

TIVIC™

The future of medicine
Is electronic.

NASDAQ
TIVC

INVESTOR PRESENTATION
2022 DECEMBER

cnet | RACHAEL | FAST COMPANY | NEW YORK POST | CBS THIS MORNING | INNOVATION NATION | The Weather Channel

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. Statements regarding our future results of operations and financial position, economic performance, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, acquisition strategies, investments, and future capital expenditures are all forward looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "should," "expect," "believe," "anticipate," "intend," "could," "estimate," "target," "project," "might," "plan," "predict" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We caution you that any such forward-looking statements are not guarantees of future performance, and are subject to risks, assumptions and uncertainties that are difficult to predict and beyond our ability and control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Any differences could be caused by a number of factors, including but not limited to: our anticipated needs for working capital; our ability to secure additional financing; regulatory or legal developments in the United States and other countries; our expectation regarding timing, costs, conduct and development of our product candidates; supply chain constraints; and our efforts to expand our products and business. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to place undue reliance upon these statements.

Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate, and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities.



TIVIC HEALTH

Investment Highlights

- **Commercial-stage company in high-growth, emerging market: Bioelectronic Medicine.**
- **Built with vision to become a market leader in clinically validated, *non-invasive* bioelectronic therapeutics.**
  Projected to grow at 35% CAGR.[1]
- **FDA-approved, award-winning product in market for sinus pain & congestion.**
  $8B [2] market opportunity. Strong IP. Peer-reviewed publications.
  Partnerships with leading medical research facilities.
- **Extensible platform with potential applications in migraine and other indications.**
  High safety profile, low-risk, and broad application space.
- **Experienced management team.**
  Strong reputation and network in bioelectronic medicine.

2 FDA Clearances + CE Mark

$8B[E] US Addressable Market [2]

146% year-over-year DTC unit growth

(1) IDTechEx Bioelectronic Medicine, 2019-2029

(2) Data from publicly available information (that has not been independently verified by the company) combined with company sponsored market research study of 600 people with recurring sinus conditions (conducted by consumer research firm, Research America).

THE BIG IDEA

The body is an electro**chemical** system.

Bioelectronic medicine restores health
by tuning body's innate electrical signals.

Bioelectronic medicine represents a multi-billion-dollar opportunity and has the "potential to become a pillar of medical treatment."

McKinsey & Company

Bioelectronics 'jump-start the next wave of device therapeutics.
– October 2019

BIOELECTRONICS TRAJECTORY

Moving from Implants to Non-invasive


IMPLANTS
NON-INVASIVE
Medtronic
Boston Scientific
Abbott
nevro
Inspire
Sleep Apnea Innovation
novocure
$7.7B[1] mkt cap
CALA HEALTH
private
Neurolief
private
TIVIC
1960s
Pacemakers
1990s
Deep Brain, Spinal Cord
2010s
Sleep Apnea
2020s
Non-Invasive Bioelectronics

- Bioelectronics historically implanted technology.
- Tivic Health tunes signals ***non-invasively***.
- Strong safety profiles, broader applicability, emerging as first-line therapeutics.

(1) Accurate as of December 19, 2022

BIOELECTRONIC PLATFORM FOR

Non-invasive Peripheral Nerve Stimulation



Programmable Parameters

produces varied biological responses for different diseases and conditions



Proprietary Algorithms

detects optimal treatment zones, personalize therapeutic stimulation



Patented Form Factor

enables low-level electrical current to penetrate deeply through tissue



COMMON PLATFORM, MULTIPLE OPPORTUNITIES

Active Clinical Pipeline

PRODUCT / PRODUCT LINE	THERAPEUTIC AREA	DISCOVERY / R&D	CLINICAL FEASIBILITY	PIVOTAL STUDY	REGULATORY CLEARANCE	COMMERCIAL DISTRIBUTION
ClearUP	Sinus Pain & Congestion					
npdPP*	Post-Operative Pain[2]			600K US adults annually[3]		
npdMI*	Migraine			39M US adults: up to 1B globally[4]		

45M US adults suffer **nasal allergies**[1]

200M US adults suffer moderate to severe **congestion**[1]

* Investigational use only

(1) Data from publicly available information (that has not been independently verified by the company) combined with company sponsored market research study of 600 people with recurring sinus conditions (conducted by consumer research firm, Research America).

(2) Post-operative pain from Functional Endoscopic Sinus Surgery (FESS).

(3) Bhattacharyya N. Ambulatory sinus and nasal surgery in the United States: demographics and perioperative outcomes. Laryngoscope. 2010 Mar

(4) https://americanmigrainefoundation.org/resource-library/what-is-migraine/; Amiri P, Kazeminasab S, Nejadghaderi SA, Mohammadinasab R, Pourfathi H, Araj-Khodaei M, Sullman MJM, Kolahi AA, Safiri S. Migraine: A Review on Its History, Global Epidemiology, Risk Factors, and Comorbidities. Front Neurol. 2022 Feb 23


CLEARUP
Sinus Relief
Pulsed, low-level current
Guided treatment
5 minutes, 2x / day

CLEARS CONGESTION, RELIEVES SINUS PAIN

- FDA-approved and CE-marked
- Proven in double-blind RCT @ Stanford Medical Center
- **$11.1B sinus,** cold & allergy sector, dominated by pharmaceuticals[1]
- **90%** of sinus sufferers want to reduce use of pharmaceuticals[2]
- **82%** prefer ClearUP to current treatments[3]

Fast Acting

No Drug Side Effects

Clinically Proven Trigeminal Nerve Stimulation

Patented

Peer-Reviewed Publications

ClearUP is indicated for use for temporary relief of sinus pain from allergic rhinitis (US FDA), for temporary relief of moderate to severe congestion (US FDA), and for temporary relief of sinus pain, pressure and congestion (CE Mark).

(1) Data from Mintel Group Ltd.
(2) Market research study of 600 people with recurring sinus conditions. Company sponsored research conducted by Research America.
(3) Maul XA, Borchard NA, Hwang PH, Nayak JV. Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial. Int Forum Allergy Rhinol. 2019;9:352–356.

Available for purchase at: TIVIC™ tivichealth.com

amazon.com | HSA/FSA store

BEST BUY | Walmart.com

MARKET LANDSCAPE

$11.1B US Market in OTC Sinus Care Market [1]



Intranasal Steroids

- Burning, stinging, nose bleeds, headache, nausea, vomiting, diarrhea, sore throat, dizziness, cough



Decongestants

- Oral and intranasal
- Insomnia, nervousness, heart palpitations, headache, sweating, nausea, trembling, weakness, rebound



Antihistamines

- Not effective for congestion and pain
- Headache, sleepiness, fatigue, dry mouth, and sore throat



Daily Saline Irrigation

- Most commonly recommended option for regular maintenance
- **$706M** US market [2]

(1) Data from Mintel Group Ltd.
(2) USA Nasal Irrigation Devices Industry & Market Research Report 2021. Maia Research.

Dual Mechanisms of Action



Trigeminal nerve mediates pain relief [1]

Sympathetic nerves induce vasoconstriction [2-5]

More than a sinus treatment

ClearUP has been proven effective in treating sinus and nasal **inflammatory conditions**.

Other inflammatory conditions associated with nerve activity in the head and neck represent **potential product candidates**:

- **migraines** (39 million U.S., $1B est. globally) [6]
- **pain and swelling from facial and sinus surgeries** (600,000 functional endoscopic surgeries annually, U.S.) [7]
- **temporomandibular joint disorder** (31 million U.S.) [8]
- **tinnitus** (50 million U.S.) [9]
- **trigeminal neuralgia** (150,000 U.S., rare severe condition) [10]
- **ear infections** (50% of children) [11]

* References for footnotes 1-11 are on appendix slide 25.

CLINICAL: PEER-REVIEWED PUBLICATION

Fast-acting

Double-blind, randomized, sham-controlled trial examined acute response.
Reduction in pain and congestion, 10-minutes after first use.

Stanford MEDICINE



Effective for
74%
of users
10 minutes
after use

Clinically meaningful reduction in pain and congestion 10 minutes after use.



Sham
ClearUP™
Change in Pain (VAS)
0
-1
-2
-15.9%
-29.6%
▼29.6%
Reduction in Pain
#



Sham
ClearUP™
Change in Congestion (Mod. NOSE)
0
-2
-4
-22.0%
-35.0%
▼35.0%
Reduction in Congestion
*

RESULTS PUBLISHED IN

International Forum of Allergy & Rhinology

Runner-Up Best Clinical Manuscript

#p = 0.007; *p = 0.008; two-tailed unpaired t-test comparing Sham vs. ClearUP

Maul XA, Borchard NA, Hwang PH, Nayak JV. Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial. Int Forum Allergy Rhinol. 2019;9:352–356.

Continued improvement with regular use

4-week open-label study showed continued reduction in pain and congestion with daily use; also showed **durable effect**, relief present at 6 hours after treatment.

ALLERGY AND ASTHMA ASSOCIATES


Effective for
88%
of users
after 4 weeks
of use

Continued week-over-week reduction in symptoms


Week 1
Week 2
Week 3
Week 4
0
-2
-4
Change in Pain (NRS)
-20%
-32%
-37%
-43%
#
*
▼43.3%
Reduction in Pain
0
-6
-12
Change in Congestion (CQ7)
-22%
-33%
-37%
-44%
▼44.3%
Reduction in Congestion

RESULTS PUBLISHED IN

Bioelectronic Medicine

#p < 0.01; *p < 0.0001; two-tailed paired t-test comparing pre-treatment vs. post-treatment

Goldsobel, A.B., Prabhakar, N. & Gurfein, B.T. Prospective trial examining safety and efficacy of microcurrent stimulation for the treatment of sinus pain and congestion. Bioelectron Med 5, 18 (2019) doi:10.1186/s42234-019-0035-x

ROBUST FOUNDATIONS

STRONG INTELLECTUAL PROPERTY

5 **ISSUED PATENTS**
96 issued claims

18 **PATENTS PENDING**

THREE REGULATORY CLEARANCES

FDA K182025

FDA DEN200006

CE CE 704687

PEER-REVIEWED PUBLICATIONS

Stanford MEDICINE — Double-blind, sham-controlled, randomized trial.
Published: International Forum of Allergy & Rhinology

ALLERGY AND ASTHMA ASSOCIATES — Open-label 4-week study.
Published: Bioelectronic Medicine



MARKET SIZE

Large Markets, Significant Growth Opportunity



$11.1B[1]

OTC Sinus Care
US Market

$8B[E]

US TAM[2]

Allergy, Sinusitis,
Cold & Flu, +

Peripheral nerve stimulation market forecast to grow at **35%** CAGR.[3]

(1) Data from Mintel Group Ltd.

(2) Data from publicly available information (that has not been independently verified by the company) combined with company sponsored market research study of 600 people with recurring sinus conditions (conducted by consumer research firm, Research America).

(3) IDTechEx Bioelectronic Medicine, 2019-2029

ClearUP is indicated for use for temporary relief of sinus pain from allergic rhinitis (US FDA), for temporary relief of moderate to severe congestion (US FDA), and for temporary relief of sinus pain, pressure and congestion (CE Mark).

MARKET DEVELOPMENT

Expanding The Growth Engine



• Indication
• Market
• Product
• Channel
Sinus Pain FDA
from allergies (2019)
Congestion FDA
from any cause (2021)
Sinus Pain, Pressure Congestion
from any cause (US)
CE
New Indications
breathing ease (US)
Rx
45M
US Adults
Allergy Sufferers
Bio Hackers
Natural Remedy Users
Active Outdoor Enth.
200M
US Adults
Undiagnosed Migraine
Power Treaters
Chronic Sinusitis
CPAP Users / Snoring
High Performance Athletes
First Responder & Military
cannot be medicated on-duty
broad, existing
CE Mark
provides global clearance
International Expansion
CE
Device
Accessories
Device w/data augmentation
(usage frequency/relief, data on symptom & pharmaceutical use & health behaviors, reminders)
Connected Device
• Subscription app
• New business models
Online
HCP referrals
ClearUP
In-store Distribution

45M US adults suffer sinus pain from allergies.
200M US adults suffer moderate to severe congestion.
Data from publicly available information combined with company sponsored market research study of 600 people with recurring sinus conditions.

MARKET DEVELOPMENT

Structured Approach to Growth

2016 – 2021

- ✓ Product development
- ✓ FDA clearance
- ✓ Market introduction
- ✓ Build credibility & traction



CES
THE TOP 50 MOST INNOVATIVE PRODUCTS
Inc. Female 100 Founders
TIME
MEDTECH
Top NEUROTECH
STARTUP CITY

2022

- ✓ Harden and grow ecommerce



+146% online growth
Tivic ClearUP

- ✓ New manufacturing partnerships
- ✓ Clinical research to expand product pipeline
- ✓ Built core operating & commercial team

2023-2024

- ☐ Expand target segments
- ☐ Extend ClearUP product line
- ☐ Build healthcare professional (HCP) engagement



2024 – 2026+

- ☐ New indications for existing product platform
- ☐ New product platforms
- ☐ Controlled international market entries



LEADERSHIP TEAM

Experienced, Execution-oriented Leadership

Jennifer Ernst

Chief Executive Officer, MBA

Founded and built Tivic Health from founding to IPO in 5 years. Took prior company (Thin Film Electronics) from 8-person R&D team to $480MM market cap in < 5 years, as CEO of US subsidiary.

Veronica Cai

Chief Financial Officer, CPA

25 years broad-based public and private company finance and accounting leadership for high-growth medical and life science companies.

Blake Gurfein

Chief Scientific Officer, Ph.D.

Neuroscientist, Asst. Prof. of Medicine, UCSF. Pfizer, EMD Serono. Named to 40 under 40, Silicon Valley Business Journal. Four prior neuromodulation products.

Ryan Sabia

Chief Operations Officer

Global sales, marketing, and operations for omnichannel and ecommerce growth companies. Background in both health and consumer products.

Sanjay Ahuja

SVP, Quality & Regulatory Affairs

Regulatory affairs, and quality systems for medical devices, diagnostic systems, biologics, evidence-based pharma, and combination products.

FINANCIALS

Operating Results

(in thousands)	Twelve Months Ended December 31 FY 2021	Twelve Months Ended December 31 FY 2020	Nine Months Ended September 30 Interim 2022	Nine Months Ended September 30 Interim 2021
Revenues	**$ 1,166**	**$ 860**	**$ 1,432**	**$ 868**
Gross Profit (Loss)	(129)	(225)	256	(36)
Operating Profit (Loss)	(5,632)	(3,204)	(7,842)	(3,341)

For the nine months ended September 30, 2022:

- Revenue increased 65%
- Direct-to-consumer unit sales volume increased 146%
- Gross Margin improved 22% points [1]

(1) Approximately 25% of COGS in the third quarter was attributed to purchase price variance from supply chain shortages in electronic parts during Summer 2022. Additional Gross Margin improvement is expected from partnerships with Microart and Alom.



Twelve Months
2020 – 2021
(in millions)
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
-
40%
0.86
1.2
FY 2020
FY 2021



Nine Months
2021 – 2022
(in millions)
65%
0.87
1.4
Q3.2021
Q3.2022



Income by Quarter
2020 – Q3.2022
(in millions)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Q1.2020
Q3.2022

FINANCIALS

Capitalization Table

	December 15, 2022
Common Stock	9,677,734
Options (WAEP: $2.00)	1,268,850
Warrants (WAEP: $4.34)	272,680
Fully Diluted Shares	11,219,264

FINANCIALS

Financial Position

(in thousands)		September 30, 2022
Cash and Cash Equivalents	$	6,328
Total Assets		8,208
Total Liabilities		2,436
Total Stockholders' Equity	$	5,772

- Clean balance sheet
- No debt

HIGHLIGHTS

Investor Summary

TIVIC™

- **FDA-cleared** products in high-growth sector.
- **Large available market** $8B[1] in US; global opportunity.
- Established **Tier 1 channels** growing.

- **Regulatory clearances** for both US and international sales.
- **Robust IP portfolio**, recently issued patents.
- **Clinical validation** with leading institutions, peer-reviewed publications.

- Extensible platform with **multiple product opportunities**.
- **Systematic growth strategy** built for 21st century.
- **Experienced leadership**, with public company growth experience.

Jennifer Ernst
CEO, Tivic Health
ir@tivichealth.com

(1) Data from publicly available information (that has not been independently verified by the company) combined with company sponsored market research study of 600 people with recurring sinus conditions (conducted by consumer research firm, Research America).

TIVIC™

Jennifer Ernst

CEO, Tivic Health

ir@tivichealth.com

APPENDIX

Dual Mechanisms of Action



Trigeminal nerve mediates pain relief [1]

Sympathetic nerves induce vasoconstriction [2-5]

More than a sinus treatment

ClearUP has been proven effective in treating sinus and nasal **inflammatory conditions**.

Other inflammatory conditions associated with nerve activity in the head and neck represent **potential product candidates**:

- **migraines** (39 million U.S., $1B est. globally) [6]
- **pain and swelling from facial and sinus surgeries** (600,000 functional endoscopic surgeries annually, U.S.) [7]
- **temporomandibular joint disorder** (31 million U.S.) [8]
- **tinnitus** (50 million U.S.) [9]
- **trigeminal neuralgia** (150,000 U.S., rare severe condition) [10]
- **ear infections** (50% of children) [11]

* References for slide 11 footnotes:

1. Maul, Ximena A., et al. "Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial." International forum of allergy & rhinology. Vol. 9. No. 4. 2019.
2. Mandel, Yossi, et al. "Vasoconstriction by electrical stimulation: new approach to control of non-compressible hemorrhage." Scientific reports 3.1 (2013): 1-7.
3. Franco, O.S., et al. "Effects of different frequencies of transcutaneous electrical nerve stimulation on venous vascular reactivity." Brazilian Journal of Medical and Biological Research 47.5 (2014): 411-418.
4. Malm, L. "Stimulation of sympathetic nerve fibres to the nose in cats." Acta otolaryngologica 75.2-6 (1973); 519-526.
5. Fischer, Laurent, et al. "Adrenergic and non-adrenergic vasoconstrictor mechanisms in the human nasal mucosa." Rhinology 31.1 (1993): 11-15.
6. https://americanmigrainefoundation.org/resource-library/what-is-migraine/; Amiri P, Kazeminasab S, Nejadghaderi SA, Mohammadinasab R, Pourfathi H, Araj-Khodaei M, Sullman MJM, Kolahi AA, Safiri S. Migraine: A Review on Its History, Global Epidemiology, Risk Factors, and Comorbidities. Front Neurol. 2022 Feb 23
7. Bhattacharyya N. Ambulatory sinus and nasal surgery in the United States: demographics and perioperative outcomes. Laryngoscope. 2010 Mar
8. https://tmj.org/living-with-tmj/basics/
9. https://my.clevelandclinic.org/health/diseases/14164-tinnitus
10. https://www.aans.org/Patients/Neurosurgical-Conditions-and-Treatments/Trigeminal-Neuralgia
11. https://jamanetwork.com/journals/jamapediatrics/fullarticle/2759422